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                                                                Exhibit 10

                          [PRICEWATERHOUSECOOPERS LETTERHEAD]



                          CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the inclusion in this registration statement on Form N-4 (File Nos. 33-03093 and 811-07615), of our report dated April 20, 1998 on our audit of the financial statements of Great American Reserve Insurance Company (which name was changed to Conseco Variable Insurance Company in October 1998). We also consent to the reference to our firm under the caption "Independent Accountants" in the Statement of Additional Information.



                                             /s/ PricewaterhouseCoopers LLP
                                             ------------------------------
                                                PricewaterhouseCoopers LLP



Indianapolis, Indiana
October 30, 1998